UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2022

Date of reporting period:	July 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam International Equity Fund

Semiannual report
12 | 31 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 21

Message from the Trustees

February 9, 2022

Dear Fellow Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/21. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How did stock markets perform over the reporting period?

Global stock markets had mixed results during the period. At the start of the period, stocks were supported by economic growth, the lifting of mobility restrictions, and government stimulus. Strong corporate earnings pushed equity markets to record highs in October. Market volatility returned in November when the Covid-19 Omicron variant began its global spread. The United Kingdom, Europe, and other parts of the world reinstated lockdowns. Uncertainty regarding the duration and severity of the Omicron outbreak cooled investor sentiment. For the six-month reporting period, international stocks returned 2.24%, as measured by the MSCI EAFE Index [ND].

How did the fund perform for the reporting period?

The fund returned 0.11%, underperforming its benchmark, the MSCI EAFE Index [ND].

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/21. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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What were some of the fund’s top contributors to performance for the reporting period?

Sony, the Japanese electronics holding company, was a top performer. Sony’s gaming, entertainment, and semiconductor businesses all performed well over the period. While Sony achieved strong performance, we believe the stock has significant room for appreciation. The cyclicality of Sony’s gaming business has curbed some investor enthusiasm, while Sony Music remains undervalued, in our view. We believe Sony’s high-margin subscription revenues from gaming offset the effects of cyclicality. In December 2021, Sony Music acquired the copyrights to all of Bruce Springsteen’s music and songwriting catalogs. Similar deals by major record labels have helped drive-up price-to-earnings multiples for their companies. We are hopeful that Sony Music’s deal will have a positive impact on the company.

The fund’s holdings of Schneider Electric, a French energy management and industrial automation provider, also aided results. In 2021, Schneider was named the world’s most sustainable corporation by Corporate Knights, a U.K. publishing company. Along with its green credentials, Schneider has achieved organic growth by serving four primary end markets: data centers, industrial automation, smart grids, and smart buildings. While the company’s business remains cyclical, we believe Schneider will benefit from large, secular trends, including the decarbonization of industry and increased demand for more efficient energy management.

Linde, a leading industrial gas company headquartered in Ireland, was another highlight. Linde owns about 30% market share of the highly consolidated industrial gas industry. The company operates in local niche markets, where it can secure long-term contracts with little competition. This also gives the firm a certain level of pricing power. We continue to see profitable synergies stemming from Linde’s 2018 merger with U.S.-based Praxair, the world’s third-largest industrial gas company. The stock performed well as Linde reported record earnings, operating cash flow, and return on capital during the period.

What were some of the fund’s top detractors from performance for the reporting period?

Stock-specific weakness in the payment processing industry was a primary detractor from performance. Our investments in Nexi, an Italian payments processor, and Network International, the largest digital payments provider in the Middle East, faced increased competition during the period. Next-generation mobile digital payment providers like Square, Stripe, and Ayden began to capture investors’ attention. These companies posted double-digit revenue growth compared with the high single digits for Nexi and Network International. As stocks of legacy providers declined, we decided to sell our position in Nexi.

We retained our position in Network International. Network International serves over 50% of all merchants in the United Arab Emirates, which — led by Dubai — is a world-renowned tourist hub. As travel bans are lifted and international tourism resumes, we would expect the stock to rebound. Cross-border transaction fees are much higher than domestic charges, which create higher margins for the company. We also like Network International’s growing presence in Africa. This region has been slower to adopt credit card and other digital payment forms. Network International’s early market penetration in Africa can provide a long runway for double-digit revenue growth, in our view.

Our investment in Alibaba, which operates China’s largest retail e-commerce platform, also dampened results. During the period, Chinese

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President Xi Jinping made a call for “common prosperity,” which aims to redistribute some of the wealth of large internet providers to the broader population. Alibaba began to align itself with this new political agenda by investing in areas with wider social benefits. Although this may increase the long-term sustainability of Alibaba’s business, we believe it creates near-term uncertainty and downward pressure on earnings. For these reasons, we sold the stock before period-end.

How were derivatives used during the period?

We used forward currency contracts to help hedge foreign exchange risk, which had a positive impact on fund performance.

What is your outlook for the economy and the fund?

We have an optimistic outlook for equity markets in Europe and Japan for the remainder of 2022. These international developed economies are experiencing much lower rates of inflation compared with that in the United States. While U.S. monetary policy has turned hawkish, the European Central Bank [ECB] has pledged to keep interest rates low for “as long as necessary.” The ECB has kept its regular monthly bond-buying program intact, which should help offset the end of its pandemic asset-purchase program in March 2022. For the first time since 2008, gross domestic product [GDP] growth in Europe is projected to outpace that in the United States in 2022. We believe existing government stimulus can propel economic growth in the eurozone through 2023.

In Japan, deflationary pressures have solidified more government support. In November 2021, the Japanese government approved $490 billion in economic relief — its largest stimulus package to date — to help revive stagnant growth. Since tourism is an important driver of GDP, Japan’s economy should also get a boost with the lifting of travel restrictions in domestic and foreign markets expected later this year.

Stock valuations in Japan and Europe are at a discount compared with those in the United States, and we are encouraged by an uptick in foreign investments. Cumulative foreign inflows into European stocks turned positive in 2021 after being negative since 2015. Share buybacks by European companies, which reached a three-year high in 2021, also are driving up demand. If this trend continues, we believe the current valuation gap between international

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Equity Fund

and U.S. stocks could narrow and position international markets for outperformance.

Lastly, fears around the Omicron outbreak appear to be subsiding. Many countries appear to be moving past their peak number of Covid cases. The global availability of vaccines and the potential for herd immunity support the view that Covid-19 is transitioning from a pandemic to an endemic. We would expect full economic reopenings beginning in Western Europe by the summer of 2022.

For the fund, we continue to build the portfolio from a foundation of quality. We use bottom-up, fundamental analysis to find what we believe to be high-quality companies that are poised for appreciation. First, we look for businesses with a sustainable competitive advantage that we believe will drive excess returns over the long term. Second, we generally favor companies that have a large or growing market share with well-established end markets. Third, we seek an experienced management team with integrity and a focus on improving shareholder value.

Thank you, Vivek, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/28/91)
Before sales charge	7.18%	119.81%	8.19%	55.49%	9.23%	52.46%	15.09%	8.72%	0.11%
After sales charge	6.98	107.17	7.56	46.55	7.94	43.70	12.84	2.47	–5.64
Class B (6/1/94)
Before CDSC	6.96	106.98	7.55	49.78	8.42	49.06	14.23	7.93	–0.23
After CDSC	6.96	106.98	7.55	47.78	8.12	46.06	13.46	3.20	–4.60
Class C (7/26/99)
Before CDSC	6.97	107.04	7.55	49.78	8.42	49.06	14.23	7.93	–0.24
After CDSC	6.97	107.04	7.55	49.78	8.42	49.06	14.23	6.99	–1.11
Class R (1/21/03)
Net asset value	6.92	114.35	7.92	53.55	8.96	51.35	14.81	8.48	0.02
Class R5 (7/2/12)
Net asset value	7.43	127.06	8.55	58.02	9.58	53.93	15.46	9.10	0.32
Class R6 (7/2/12)
Net asset value	7.47	129.26	8.65	58.78	9.69	54.38	15.58	9.19	0.32
Class Y (7/12/96)
Net asset value	7.41	125.36	8.46	57.41	9.50	53.55	15.37	8.98	0.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Index (ND)	5.48%	116.50%	8.03%	57.77%	9.55%	46.37%	13.54%	11.26%	2.24%
Lipper International
Multi-Cap Core Funds	7.26	110.97	7.68	53.83	8.96	44.69	13.06	10.18	0.48
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/21, there were 353, 342, 312, 269, 165, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/21

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.410		$0.158	$0.144	$0.334	$0.499	$0.530	$0.488
Capital gains
Long-term gains	1.559		1.559	1.559	1.559	1.559	1.559	1.559
Short-term gains	1.621		1.621	1.621	1.621	1.621	1.621	1.621
Total	$3.590		$3.338	$3.324	$3.514	$3.679	$3.710	$3.668
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
6/30/21	$28.93	$30.69	$27.38	$28.00	$28.49	$29.80	$29.45	$29.32
12/31/21	25.32	26.86	23.93	24.56	24.93	26.16	25.78	25.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/21	1.23%	1.98%	1.98%	1.48%	0.90%	0.80%	0.98%
Annualized expense ratio for the
six-month period ended 12/31/21*	1.24%	1.99%	1.99%	1.49%	0.94%	0.84%	0.99%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a increase of 0.03% from annualizing the performance fee adjustment for the six months ended 12/31/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/21 to 12/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.25	$10.02	$10.02	$7.51	$4.75	$4.24	$5.00
Ending value (after expenses)	$1,001.10	$997.70	$997.60	$1,000.20	$1,003.20	$1,003.20	$1,002.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

10 International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/21, use the following calculation method. To find the value of your investment on 7/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$7.58	$4.79	$4.28	$5.04
Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,017.69	$1,020.47	$1,020.97	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe.

European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 International Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

International Equity Fund 13

fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 International Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2021, Putnam employees had approximately $571,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 International Equity Fund

The fund’s portfolio 12/31/21 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value
Canada (2.6%)
CAE, Inc. †	299,500	$7,555,275
Thomson Reuters Corp.	125,100	14,960,178
		22,515,453
France (15.4%)
AXA SA	534,460	15,933,114
BNP Paribas SA	224,647	15,542,567
Capgemini SE	69,922	17,155,130
CIE Generale Des Etablissements Michelin SCA	97,312	15,970,332
Compagnie De Saint-Gobain	249,228	17,555,364
LVMH Moet Hennessy Louis Vuitton SA	23,557	19,497,875
Schneider Electric SA	83,247	16,345,186
Thales SA	176,564	15,036,150
		133,035,718
Germany (8.5%)
Brenntag AG	193,455	17,527,371
Deutsche Boerse AG	116,083	19,440,802
Deutsche Post AG	272,295	17,527,838
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $20) (Private) † ∆∆ F	30	—
Merck KGaA	74,344	19,213,420
		73,709,431
Greece (1.1%)
OPAP SA	670,220	9,515,174
		9,515,174
Hong Kong (1.5%)
AIA Group, Ltd.	1,268,400	12,787,273
		12,787,273
India (3.5%)
Reliance Industries, Ltd. 144A	229,866	14,699,931
Tata Consultancy Services, Ltd.	310,250	15,604,730
		30,304,661
Ireland (6.5%)
Bank of Ireland Group PLC †	2,542,891	14,434,871
CRH PLC	264,835	14,026,457
Flutter Entertainment PLC †	89,476	14,242,564
ICON PLC †	45,000	13,936,500
		56,640,392
Italy (2.1%)
Moncler SpA	116,978	8,526,146
UniCredit SpA	638,136	9,839,954
		18,366,100
Japan (16.2%)
Asahi Group Holdings, Ltd.	234,700	9,108,450
Hoya Corp.	135,800	20,135,680
MinebeaMitsumi, Inc.	569,600	16,170,735
Mitsubishi UFJ Financial Group, Inc.	3,056,100	16,603,629
Oracle Corp.	170,500	12,944,658
Renesas Electronics Corp. †	1,149,400	14,113,718

International Equity Fund 17

COMMON STOCKS (98.9%)* cont.	Shares	Value
Japan cont.
Sony Group Corp.	221,500	$27,999,659
Yamaha Motor Co., Ltd.	573,000	13,745,136
ZOZO, Inc.	295,800	9,210,629
		140,032,294
Netherlands (1.8%)
Universal Music Group NV	537,857	15,174,033
		15,174,033
Portugal (2.6%)
Energias de Portugal (EDP) SA	1,570,750	8,641,057
Jeronimo Martins SGPS SA	591,406	13,533,642
		22,174,699
Russia (1.4%)
Sberbank of Russia PJSC ADR	477,017	7,656,123
Yandex NV Class A † S	68,600	4,150,300
		11,806,423
South Korea (3.7%)
Hana Financial Group, Inc.	242,597	8,543,104
Samsung Electronics Co., Ltd. (Preference)	263,734	15,786,214
SK Telecom Co., Ltd.	161,676	7,871,212
		32,200,530
Spain (1.0%)
Amadeus IT Holding SA Class A †	131,315	8,916,304
		8,916,304
Switzerland (5.6%)
ABB, Ltd.	265,218	10,158,152
Coca-Cola HBC AG	347,257	12,009,259
Lonza Group AG	24,402	20,395,701
SIG Combibloc Group AG	214,287	5,987,431
		48,550,543
Taiwan (1.8%)
Taiwan Semiconductor Manufacturing Co., Ltd.	713,000	15,787,785
		15,787,785
United Arab Emirates (1.1%)
Network International Holdings PLC †	2,375,168	9,393,963
		9,393,963
United Kingdom (18.8%)
Abcam PLC †	322,655	7,568,525
Allfunds Group PLC †	446,790	8,797,961
AstraZeneca PLC	174,809	20,533,251
CNH Industrial NV	795,806	15,465,844
Coca-Cola Europacific Partners PLC	251,400	14,060,802
Diageo PLC	456,377	24,931,545
InterContinental Hotels Group PLC †	170,293	11,020,209
Liberty Global PLC Class C †	429,100	12,053,419
Oxford Nanopore Technologies PLC †	626,196	5,916,161
Prudential PLC	577,835	9,968,228
Royal Dutch Shell PLC Class B	770,691	16,924,370
SSE PLC	711,295	15,876,132
		163,116,447

18 International Equity Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
United States (3.7%)
Linde PLC	57,512	$20,036,081
Otis Worldwide Corp.	138,100	12,024,367
		32,060,448
Total common stocks (cost $734,321,003)		$856,087,671

SHORT-TERM INVESTMENTS (1.5%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.12% [d]	Shares	3,086,180	$3,086,180
Putnam Short Term Investment Fund Class P 0.13% L	Shares	6,885,502	6,885,502
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,010,000	1,010,000
U.S. Treasury Bills 0.174%, 5/19/22 ∆		$947,000	946,650
U.S. Treasury Bills 0.040%, 5/12/22 ∆		372,000	371,880
U.S. Treasury Bills 0.013%, 4/21/22 ∆		292,000	291,935
Total short-term investments (cost $12,592,272)			$12,592,147

TOTAL INVESTMENTS
Total investments (cost $746,913,275)	$868,679,818

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $865,558,093.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was no monies, or less than 0.1% of net assets.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,238,443 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

International Equity Fund 19

At the close of the reporting period, the fund maintained liquid assets totaling $2,180,284 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Industrials	18.5%
Financials	16.1
Consumer discretionary	15.0
Information technology	12.7
Health care	12.4

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $757,726,039) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/19/22	$15,461,788	$15,484,832	$(23,044)
	British Pound	Sell	3/16/22	6,017,814	5,921,936	(95,878)
	Canadian Dollar	Sell	1/19/22	10,781,233	10,858,142	76,909
	Euro	Sell	3/16/22	4,063,915	4,051,219	(12,696)
	Japanese Yen	Buy	2/16/22	46,346,705	46,889,551	(542,846)
	Norwegian Krone	Buy	3/16/22	5,451,502	5,283,411	168,091
	Swedish Krona	Buy	3/16/22	2,798,388	2,801,716	(3,328)
	Swiss Franc	Buy	3/16/22	4,769,728	4,734,134	35,594
Barclays Bank PLC
	British Pound	Sell	3/16/22	23,632,162	23,250,441	(381,721)
	Canadian Dollar	Buy	1/19/22	3,336,531	3,296,164	40,367
	Canadian Dollar	Sell	1/19/22	3,336,531	3,355,334	18,803
	Euro	Sell	3/16/22	11,341,747	11,304,045	(37,702)
	Hong Kong Dollar	Buy	2/16/22	3,190,135	3,195,831	(5,696)
	Japanese Yen	Sell	2/16/22	432,374	437,473	5,099
	Swiss Franc	Buy	3/16/22	8,110,330	8,052,531	57,799
Citibank, N.A.
	Australian Dollar	Buy	1/19/22	3,832,888	3,838,587	(5,699)
	British Pound	Sell	3/16/22	6,380,320	6,278,746	(101,574)
	Canadian Dollar	Buy	1/19/22	6,247,516	6,283,293	(35,777)
	Canadian Dollar	Sell	1/19/22	6,247,516	6,172,228	(75,288)
	Danish Krone	Buy	3/16/22	23,147,328	23,077,345	69,983
	Euro	Buy	3/16/22	6,071,188	6,050,738	20,450
	Japanese Yen	Buy	2/16/22	5,539,278	5,605,085	(65,807)
Credit Suisse International
	British Pound	Buy	3/16/22	2,179,636	2,144,616	35,020
Goldman Sachs International
	Australian Dollar	Buy	1/19/22	506,396	528,206	(21,810)
	British Pound	Buy	3/16/22	11,196,411	11,016,487	179,924

20 International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $757,726,039) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Chinese Yuan (Offshore)	Buy	2/16/22	$195,371	$193,247	$2,124
	Euro	Buy	3/16/22	2,609,626	2,601,226	8,400
	Japanese Yen	Sell	2/16/22	5,391,852	5,455,366	63,514
	South Korean Won	Sell	2/16/22	3,281,872	3,285,817	3,945
	Swedish Krona	Buy	3/16/22	1,759,608	1,761,775	(2,167)
	Swiss Franc	Buy	3/16/22	7,193,130	7,141,750	51,380
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/19/22	7,459,434	7,468,269	(8,835)
	British Pound	Buy	3/16/22	31,065,629	30,571,369	494,260
	Canadian Dollar	Buy	1/19/22	3,999,315	3,986,882	12,433
	Canadian Dollar	Sell	1/19/22	3,999,315	3,950,649	(48,666)
	Euro	Buy	3/16/22	996,396	993,075	3,321
	Hong Kong Dollar	Buy	2/16/22	3,101,767	3,107,294	(5,527)
	Japanese Yen	Sell	2/16/22	4,056,951	4,104,342	47,391
	Swedish Krona	Buy	3/16/22	4,419,139	4,424,588	(5,449)
	Swiss Franc	Sell	3/16/22	8,946,058	8,882,070	(63,988)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/22	269,816	265,532	4,284
	Canadian Dollar	Buy	1/19/22	3,046,404	3,009,351	37,053
	Canadian Dollar	Sell	1/19/22	3,046,404	3,064,154	17,750
	Euro	Buy	3/16/22	16,541,502	16,488,156	53,346
	Japanese Yen	Sell	2/16/22	7,652,835	7,743,560	90,725
	New Zealand Dollar	Buy	1/19/22	1,678,916	1,706,972	(28,056)
	Singapore Dollar	Buy	2/16/22	10,711,402	10,693,538	17,864
	South Korean Won	Sell	2/16/22	30,119,334	30,109,501	(9,833)
	Swedish Krona	Buy	3/16/22	9,262,533	9,271,150	(8,617)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/16/22	8,701,088	8,545,520	155,568
	Canadian Dollar	Buy	1/19/22	6,096,682	6,022,335	74,347
	Canadian Dollar	Sell	1/19/22	6,096,682	6,131,615	34,933
	Euro	Sell	3/16/22	13,670,320	13,627,133	(43,187)
	Japanese Yen	Sell	2/16/22	3,781,230	3,834,000	52,770
	New Zealand Dollar	Buy	1/19/22	1,308,167	1,329,951	(21,784)
	Swiss Franc	Buy	3/16/22	15,193,950	15,053,112	140,838
NatWest Markets PLC
	British Pound	Sell	3/16/22	5,868,157	5,773,765	(94,392)
	Canadian Dollar	Sell	1/19/22	3,727,292	3,798,633	71,341
	Euro	Sell	3/16/22	10,371,233	10,338,168	(33,065)
	Japanese Yen	Buy	2/16/22	13,057,791	13,214,102	(156,311)
	Swedish Krona	Buy	3/16/22	7,157,710	7,164,828	(7,118)
	Swiss Franc	Buy	3/16/22	6,033,710	5,990,697	43,013
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/19/22	4,468,501	4,525,584	(57,083)
	British Pound	Sell	3/16/22	16,376,632	16,115,786	(260,846)

International Equity Fund 21

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $757,726,039) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Canadian Dollar	Buy	1/19/22	$4,985,823	$5,014,789	$(28,966)
	Canadian Dollar	Sell	1/19/22	4,985,823	4,925,138	(60,685)
	Chinese Yuan (Offshore)	Buy	2/16/22	4,163,418	4,123,853	39,565
	Euro	Sell	3/16/22	30,267,120	30,088,683	(178,437)
	Israeli Shekel	Buy	1/19/22	5,268,720	5,080,215	188,505
	Japanese Yen	Buy	2/16/22	21,258,595	21,509,010	(250,415)
	Swiss Franc	Buy	3/16/22	1,627,915	1,616,404	11,511
Toronto-Dominion Bank
	British Pound	Buy	3/16/22	2,694,099	2,650,875	43,224
	Canadian Dollar	Sell	1/19/22	8,362,750	8,410,506	47,756
	Euro	Sell	3/16/22	3,390,302	3,379,386	(10,916)
UBS AG
	British Pound	Sell	3/16/22	17,700,407	17,415,128	(285,279)
	Canadian Dollar	Buy	1/19/22	9,609,265	9,664,186	(54,921)
	Canadian Dollar	Sell	1/19/22	9,609,265	9,603,258	(6,007)
	Euro	Sell	3/16/22	32,793,628	32,687,725	(105,903)
	Hong Kong Dollar	Buy	2/16/22	5,588,164	5,604,932	(16,768)
	Japanese Yen	Sell	2/16/22	15,818,281	15,998,981	180,700
	Swedish Krona	Buy	3/16/22	4,725,388	4,731,847	(6,459)
	Swiss Franc	Buy	3/16/22	8,753,646	8,691,025	62,621
WestPac Banking Corp.
	Australian Dollar	Buy	1/19/22	9,568,250	9,581,673	(13,423)
	British Pound	Sell	3/16/22	18,494,158	18,235,550	(258,608)
	Canadian Dollar	Buy	1/19/22	5,267,095	5,202,950	64,145
	Canadian Dollar	Sell	1/19/22	5,267,095	5,297,190	30,095
	Euro	Buy	3/16/22	14,855,415	14,808,419	46,996
	Japanese Yen	Sell	2/16/22	1,727,331	1,747,363	20,032
Unrealized appreciation						2,923,789
Unrealized (depreciation)						(3,540,577)
Total						$(616,788)
* The exchange currency for all contracts listed is the United States Dollar.

22 International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Canada	$22,515,453	$—	$—
France	133,035,718	—	—
Germany	73,709,431	—	—
Greece	9,515,174	—	—
Hong Kong	—	12,787,273	—
India	14,699,931	15,604,730	—
Ireland	56,640,392	—	—
Italy	18,366,100	—	—
Japan	—	140,032,294	—
Netherlands	15,174,033	—	—
Portugal	22,174,699	—	—
Russia	11,806,423	—	—
South Korea	—	32,200,530	—
Spain	8,916,304	—	—
Switzerland	48,550,543	—	—
Taiwan	—	15,787,785	—
United Arab Emirates	9,393,963	—	—
United Kingdom	163,116,447	—	—
United States	32,060,448	—	—
Total common stocks	639,675,059	216,412,612	—
Short-term investments	1,010,000	11,582,147	—
Totals by level	$640,685,059	$227,994,759	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(616,788)	$—
Totals by level	$—	$(616,788)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 23

Statement of assets and liabilities 12/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $2,982,650 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $736,941,593)	$858,708,136
Affiliated issuers (identified cost $9,971,682) (Notes 1 and 5)	9,971,682
Cash	44,723
Foreign currency (cost $222,454) (Note 1)	217,383
Dividends, interest and other receivables	1,635,181
Foreign tax reclaim	1,704,247
Receivable for shares of the fund sold	732,707
Unrealized appreciation on forward currency contracts (Note 1)	2,923,789
Prepaid assets	83,522
Total assets	876,021,370

LIABILITIES
Payable for shares of the fund repurchased	328,643
Payable for compensation of Manager (Note 2)	526,556
Payable for custodian fees (Note 2)	41,236
Payable for investor servicing fees (Note 2)	294,395
Payable for Trustee compensation and expenses (Note 2)	744,197
Payable for administrative services (Note 2)	9,359
Payable for distribution fees (Note 2)	454,936
Unrealized depreciation on forward currency contracts (Note 1)	3,540,577
Collateral on securities loaned, at value (Note 1)	3,086,180
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,010,000
Other accrued expenses	427,198
Total liabilities	10,463,277

Net assets	$865,558,093

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$770,887,676
Total distributable earnings (Note 1)	94,670,417
Total — Representing net assets applicable to capital shares outstanding	$865,558,093

(Continued on next page)

24 International Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($690,325,358 divided by 27,261,715 shares)	$25.32
Offering price per class A share (100/94.25 of $25.32)*	$26.86
Net asset value and offering price per class B share ($3,450,571 divided by 144,201 shares)**	$23.93
Net asset value and offering price per class C share ($12,106,836 divided by 492,952 shares)**	$24.56
Net asset value, offering price and redemption price per class R share
($1,449,764 divided by 58,162 shares)	$24.93
Net asset value, offering price and redemption price per class R5 share
($30,340 divided by 1,160 shares)	$26.16
Net asset value, offering price and redemption price per class R6 share
($30,212,149 divided by 1,171,843 shares)	$25.78
Net asset value, offering price and redemption price per class Y share
($127,983,075 divided by 4,985,053 shares)	$25.67

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 25

Statement of operations Six months ended 12/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $660,544)	$13,733,204
Interest (including interest income of $3,116 from investments in affiliated issuers) (Note 5)	4,103
Securities lending (net of expenses) (Notes 1 and 5)	61,373
Total investment income	13,798,680

EXPENSES
Compensation of Manager (Note 2)	3,173,955
Investor servicing fees (Note 2)	895,796
Custodian fees (Note 2)	120,516
Trustee compensation and expenses (Note 2)	15,769
Distribution fees (Note 2)	986,526
Administrative services (Note 2)	14,254
Other	229,719
Total expenses	5,436,535
Expense reduction (Note 2)	(278)
Net expenses	5,436,257

Net investment income	8,362,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	17,697,278
Foreign currency transactions (Note 1)	(92,618)
Forward currency contracts (Note 1)	(1,039,447)
Total net realized gain	16,565,213
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of foreign tax of $297,133)	(24,914,933)
Assets and liabilities in foreign currencies	(55,804)
Forward currency contracts	1,426,134
Total change in net unrealized depreciation	(23,544,603)

Net loss on investments	(6,979,390)

Net increase in net assets resulting from operations	$1,383,033

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/21*	Year ended 6/30/21
Operations
Net investment income	$8,362,423	$6,208,919
Net realized gain on investments
and foreign currency transactions	16,565,213	102,985,631
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(23,544,603)	125,684,356
Net increase in net assets resulting from operations	1,383,033	234,878,906
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,877,479)	(7,661,614)
Class B	(20,335)	(15,729)
Class C	(63,054)	(64,314)
Class R	(16,682)	(8,946)
Class R5	(505)	(159)
Class R6	(542,380)	(460,256)
Class Y	(2,168,575)	(1,431,724)
Net realized short-term gain on investments
Class A	(39,038,531)	—
Class B	(208,453)	—
Class C	(709,115)	—
Class R	(80,926)	—
Class R5	(1,641)	—
Class R6	(1,658,402)	—
Class Y	(7,201,275)	—
From net realized long-term gain on investments
Class A	(37,545,385)	(9,558,052)
Class B	(200,480)	(69,134)
Class C	(681,993)	(233,757)
Class R	(77,830)	(20,128)
Class R5	(1,578)	(446)
Class R6	(1,594,971)	(424,334)
Class Y	(6,925,841)	(1,486,790)
Increase (decrease) from capital share transactions (Note 4)	78,270,895	(50,428,867)
Total increase (decrease) in net assets	(28,961,503)	163,014,656

NET ASSETS
Beginning of period	894,519,596	731,504,940
End of period	$865,558,093	$894,519,596

*Unaudited.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
December 31, 2021**	$28.93	.27[d]	(.29)	(.02)	(.41)	(3.18)	—	(3.59)	—	$25.32	.11*	$690,325	.63*	.92*d	42*
June 30, 2021	22.21	.19	7.21	7.40	(.30)	(.38)	—	(.68)	—	28.93	33.64	716,014	1.23	.72	91
June 30, 2020	23.07	.22	(.69)	(.47)	(.34)	—	(.05)	(.39)	—	22.21	(2.20)	591,165	1.20	.97	84
June 30, 2019	25.36	.35	(1.36)	(1.01)	(.44)	(.80)	(.04)	(1.28)	—[e]	23.07	(3.04)	673,425	1.21[f]	1.55	77
June 30, 2018	23.80	.30	1.35	1.65	(.09)	—	—	(.09)	—	25.36	6.90	663,773	1.22	1.15	61
June 30, 2017	20.49	.28	3.67	3.95	(.64)	—	—	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
Class B
December 31, 2021**	$27.38	.14[d]	(.25)	(.11)	(.16)	(3.18)	—	(3.34)	—	$23.93	(.23)*	$3,451	1.01*	.51*d	42*
June 30, 2021	21.03	(.02)	6.84	6.82	(.09)	(.38)	—	(.47)	—	27.38	32.62	4,127	1.98	(.07)	91
June 30, 2020	21.89	.05	(.67)	(.62)	(.21)	—	(.03)	(.24)	—	21.03	(2.94)	4,752	1.95	.22	84
June 30, 2019	24.05	.16	(1.27)	(1.11)	(.21)	(.80)	(.04)	(1.05)	—[e]	21.89	(3.79)	7,041	1.96[f]	.73	77
June 30, 2018	22.66	.08	1.31	1.39	—	—	—	—	—	24.05	6.13	6,606	1.97	.33	61
June 30, 2017	19.51	.10	3.51	3.61	(.46)	—	—	(.46)	—	22.66	18.84	8,315	1.98	.46	67
Class C
December 31, 2021**	$28.00	.14[d]	(.26)	(.12)	(.14)	(3.18)	—	(3.32)	—	$24.56	(.24)*	$12,107	1.01*	.51*d	42*
June 30, 2021	21.51	(.02)	6.99	6.97	(.10)	(.38)	—	(.48)	—	28.00	32.63	14,722	1.98	(.07)	91
June 30, 2020	22.40	.05	(.68)	(.63)	(.23)	—	(.03)	(.26)	—	21.51	(2.94)	15,288	1.95	.23	84
June 30, 2019	24.35	.16	(1.24)	(1.08)	(.03)	(.80)	(.04)	(.87)	—[e]	22.40	(3.78)	20,888	1.96[f]	.72	77
June 30, 2018	22.94	.03[g]	1.38	1.41	—	—	—	—	—	24.35	6.15	15,737	1.97	.12[g]	61
June 30, 2017	19.77	.11	3.54	3.65	(.48)	—	—	(.48)	—	22.94	18.79	41,292	1.98	.51	67
Class R
December 31, 2021**	$28.49	.22[d]	(.27)	(.05)	(.33)	(3.18)	—	(3.51)	—	$24.93	.02*	$1,450	.75*	.77*d	42*
June 30, 2021	21.83	.11	7.10	7.21	(.17)	(.38)	—	(.55)	—	28.49	33.26	1,553	1.48	.43	91
June 30, 2020	22.66	.16	(.68)	(.52)	(.27)	—	(.04)	(.31)	—	21.83	(2.44)	1,688	1.45	.71	84
June 30, 2019	24.88	.28	(1.32)	(1.04)	(.34)	(.80)	(.04)	(1.18)	—[e]	22.66	(3.26)	2,796	1.46[f]	1.25	77
June 30, 2018	23.37	.22	1.34	1.56	(.05)	—	—	(.05)	—	24.88	6.66	3,446	1.47	.87	61
June 30, 2017	20.15	.23	3.59	3.82	(.60)	—	—	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
Class R5
December 31, 2021**	$29.80	.33[d]	(.29)	.04	(.50)	(3.18)	—	(3.68)	—	$26.16	.32*	$30	.47*	1.10*d	42*
June 30, 2021	22.65	.22	7.45	7.67	(.14)	(.38)	—	(.52)	—	29.80	34.07	30.90		.86	91
June 30, 2020	23.48	.33	(.75)	(.42)	(.36)	—	(.05)	(.41)	—	22.65	(1.93)	370.86		1.41	84
June 30, 2019	25.81	.45	(1.42)	(.97)	(.52)	(.80)	(.04)	(1.36)	—[e]	23.48	(2.73)	1,641	.87[f]	1.93	77
June 30, 2018	24.15	.41	1.36	1.77	(.11)	—	—	(.11)	—	25.81	7.30	1,946.89		1.57	61
June 30, 2017	20.79	.23[h]	3.85	4.08	(.72)	—	—	(.72)	—	24.15	20.14	1,452.89		1.07[h]	67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund	International Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
December 31, 2021**	$29.45	.34[d]	(.30)	.04	(.53)	(3.18)	—	(3.71)	—	$25.78	.32*	$30,212	.42*	1.14*d	42*
June 30, 2021	22.59	.30	7.35	7.65	(.41)	(.38)	—	(.79)	—	29.45	34.22	29,354.80		1.11	91
June 30, 2020	23.45	.33	(.72)	(.39)	(.42)	—	(.05)	(.47)	—	22.59	(1.83)	27,486.76		1.42	84
June 30, 2019	25.78	.47	(1.41)	(.94)	(.55)	(.80)	(.04)	(1.39)	—[e]	23.45	(2.60)	96,661	.77[f]	2.01	77
June 30, 2018	24.19	.43	1.36	1.79	(.20)	—	—	(.20)	—	25.78	7.36	107,395.79		1.64	61
June 30, 2017	20.82	.41	3.70	4.11	(.74)	—	—	(.74)	—	24.19	20.29	91,020.79		1.83	67
Class Y
December 31, 2021**	$29.32	.31[d]	(.29)	.02	(.49)	(3.18)	—	(3.67)	—	$25.67	.25*	$127,983	.50*	1.06*d	42*
June 30, 2021	22.50	.26	7.30	7.56	(.36)	(.38)	—	(.74)	—	29.32	33.95	128,719.98		.99	91
June 30, 2020	23.35	.28	(.70)	(.42)	(.38)	—	(.05)	(.43)	—	22.50	(1.96)	90,755.95		1.23	84
June 30, 2019	25.67	.39	(1.37)	(.98)	(.50)	(.80)	(.04)	(1.34)	—[e]	23.35	(2.81)	121,179	.96[f]	1.66	77
June 30, 2018	24.09	.40	1.34	1.74	(.16)	—	—	(.16)	—	25.67	7.19	180,977.97		1.53	61
June 30, 2017	20.74	.36	3.69	4.05	(.70)	—	—	(.70)	—	24.09	20.07	120,283.98		1.61	67

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.23	0.81%
Class B	0.21	0.77
Class C	0.22	0.77
Class R	0.22	0.78
Class R5	0.25	0.84
Class R6	0.24	0.82
Class Y	0.24	0.82

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

f Includes one time merger costs of 0.03%.

g The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

h The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund	International Equity Fund 31

Notes to financial statements 12/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2021 through December 31, 2021.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. At times Putnam Management also uses derivatives, which are expected to include certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. For example, we typically use foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 International Equity Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

International Equity Fund 33

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

34 International Equity Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,010,123 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,238,443 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,086,180 and the value of securities loaned amounted to $2,982,650.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

International Equity Fund 35

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,044,010	$1,501,835	$12,545,845

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $746,632,470, resulting in gross unrealized appreciation and depreciation of $150,806,912 and $29,376,352, respectively, or net unrealized appreciation of $121,430,560.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam Europe Equity Fund (“acquired fund”) into the fund on June 24, 2019, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been

36 International Equity Fund

payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.357% of the fund’s average net assets, which included an effective base fee of 0.343% and an increase of 0.014% ($121,930) based on performance.

Putnam Management has contractually agreed, through October 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$733,943	Class R5	22
Class B	3,935	Class R6	7,451
Class C	13,860	Class Y	134,998
Class R	1,587	Total	$895,796

International Equity Fund 37

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $278 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $584, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$895,746
Class B	1.00%	1.00%	19,218
Class C	1.00%	1.00%	67,691
Class R	1.00%	0.50%	3,871
Total			$986,526

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,245 from the sale of class A shares and received $121 and $316 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$367,938,298	$404,645,279
U.S. government securities (Long-term)	—	—
Total	$367,938,298	$404,645,279

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38 International Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	524,676	$14,641,914	783,340	$20,496,819
Shares issued in connection with
reinvestment of distributions	3,279,792	81,830,819	620,597	16,278,270
	3,804,468	96,472,733	1,403,937	36,775,089
Shares repurchased	(1,296,221)	(36,748,456)	(3,267,165)	(84,944,991)
Net increase (decrease)	2,508,247	$59,724,277	(1,863,228)	$(48,169,902)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	297	$7,050	1,741	$44,624
Shares issued in connection with
reinvestment of distributions	16,717	394,178	3,165	78,911
	17,014	401,228	4,906	123,535
Shares repurchased	(23,545)	(645,033)	(80,137)	(1,964,176)
Net decrease	(6,531)	$(243,805)	(75,231)	$(1,840,641)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	15,805	$437,433	30,206	$782,392
Shares issued in connection with
reinvestment of distributions	58,422	1,413,817	11,447	291,788
	74,227	1,851,250	41,653	1,074,180
Shares repurchased	(107,055)	(2,990,771)	(226,506)	(5,721,748)
Net decrease	(32,828)	$(1,139,521)	(184,853)	$(4,647,568)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	10,932	$312,535	17,700	$459,617
Shares issued in connection with
reinvestment of distributions	6,874	168,836	1,088	28,156
	17,806	481,371	18,788	487,773
Shares repurchased	(14,170)	(407,410)	(41,582)	(1,060,832)
Net increase (decrease)	3,636	$73,961	(22,794)	$(573,059)

International Equity Fund 39

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	72	$2,137	285	$6,902
Shares issued in connection with
reinvestment of distributions	145	3,724	22	605
	217	5,861	307	7,507
Shares repurchased	(49)	(1,443)	(15,666)	(380,005)
Net increase (decrease)	168	$4,418	(15,359)	$(372,498)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	88,769	$2,599,089	162,272	$4,336,391
Shares issued in connection with
reinvestment of distributions	143,350	3,641,090	32,175	857,474
	232,119	6,240,179	194,447	5,193,865
Shares repurchased	(57,117)	(1,678,534)	(414,113)	(11,047,710)
Net increase (decrease)	175,002	$4,561,645	(219,666)	$(5,853,845)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	411,421	$11,973,102	1,281,520	$34,911,958
Shares issued in connection with
reinvestment of distributions	594,109	15,025,018	99,590	2,645,109
	1,005,530	26,998,120	1,381,110	37,557,067
Shares repurchased	(410,679)	(11,708,200)	(1,024,520)	(26,528,421)
Net increase	594,851	$15,289,920	356,590	$11,028,646

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/21	cost	proceeds	income	of 12/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,689,600	$21,687,210	$21,290,630	$1,325	$3,086,180
Putnam Short Term
Investment Fund**	—	136,842,751	129,957,249	3,116	6,885,502
Total Short-term
investments	$2,689,600	$158,529,961	$151,247,879	$4,441	$9,971,682

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

40 International Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$779,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,923,789	Payables	$3,540,577
Total		$2,923,789		$3,540,577

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,039,447)	$(1,039,447)
Total	$(1,039,447)	$(1,039,447)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$1,426,134	$1,426,134
Total	$1,426,134	$1,426,134

International Equity Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$280,594	$122,068	$90,433	$35,020	$309,287	$557,405	$221,022	$458,456	$114,354	$239,581	$90,980	$243,321	$161,268	$2,923,789
Total Assets	$280,594	$122,068	$90,433	$35,020	$309,287	$557,405	$221,022	$458,456	$114,354	$239,581	$90,980	$243,321	$161,268	$2,923,789
Liabilities:
Forward currency contracts#	677,792	425,119	284,145	—	23,977	132,465	46,506	64,971	290,886	836,432	10,916	475,337	272,031	3,540,577
Total Liabilities	$677,792	$425,119	$284,145	$—	$23,977	$132,465	$46,506	$64,971	$290,886	$836,432	$10,916	$475,337	$272,031	$3,540,577
Total Financial and
Derivative Net Assets	$(397,198)	$(303,051)	$(193,712)	$35,020	$285,310	$424,940	$174,516	$393,485	$(176,532)	$(596,851)	$80,064	$(232,016)	$(110,763)	$(616,788)
Total collateral received
(pledged)†##	$(291,891)	$(210,895)	$(193,712)	$—	$210,000	$320,000	$—	$240,000	$—	$(472,788)	$80,064	$—	$—
Net amount	$(105,307)	$(92,156)	$—	$35,020	$75,310	$104,940	$174,516	$153,485	$(176,532)	$(124,063)	$—	$(232,016)	$(110,763)
Controlled collateral
received (including TBA
commitments)**	$—	$—	$—	$—	$210,000	$320,000	$—	$240,000	$—	$—	$240,000	$—	$—	$1,010,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(291,891)	$(210,895)	$(262,869)	$—	$—	$—	$—	$—	$—	$(472,788)	$—	$—	$—	$(1,238,443)

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 International Equity Fund	International Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA009 328182 2/22

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022